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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 23, 1999



                        Commission file number 333-64717

                               US XCHANGE, L.L.C.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                                      38-33505418
(State or Other Jurisdiction of            (I.R.S. Employer Identification  No.)
 Incorporation or Organization)


20 MONROE AVENUE NW, SUITE 450, GRAND RAPIDS, MICHIGAN               49503
        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (616) 493-7000
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         C.  Exhibits

              4.2 Schedules to Loan and Security Agreement dated as of April 29, 1999, among US Xchange Finance Company, L.L.C., as Borrower, US Xchange, L.L.C. and certain operating subsidiaries of US Xchange, L.L.C., as Guarantors, and General Electric Capital Corporation, as Administrative Agent and lender thereunder

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                                   SIGNATURES

     Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      US XCHANGE, L.L.C.




August 23, 1999       By:  /s/  Richard Postma
                        --------------------------------------
                        Richard Postma, Co-Chairman and Chief Executive Officer


August 23, 1999       By:  /s/  JJ Miglore
                        --------------------------------------
                        Joseph Miglore, Executive Vice President and
                        Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                                DESCRIPTION
------------           ------------------------------------------------------

     4.2 Schedules to Loan and Security Agreement dated as of April 29, 1999, among US Xchange Finance Company, L.L.C., as Borrower, US Xchange, L.L.C. and certain operating subsidiaries of US Xchange, L.L.C., as Guarantors, and General Electric Capital Corporation, as Administrative Agent and lender thereunder



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